UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 21, 2026

SKYE BIOSCIENCE, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55136	45-0692882
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

11250 El Camino Real, Suite 100, San Diego, CA 92130
(Address of principal executive offices)

(858) 410-0266
(Registrant’s telephone number, including area code)
_________________________

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	SKYE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed on the Current Report on Form 8-K filed by Skye Bioscience, Inc., a Nevada corporation (the “Company”), with the U.S. Securities and Exchange Commission (the “SEC”) on August 14, 2026, concurrently with the entry by the Company into (1) that certain Transaction Agreement (the “Transaction Agreement”) with Redx Pharma Limited, a private limited company incorporated in England and Wales with registered number 07368089, and (2) that certain Securities Purchase Agreement (the “PIPE SPA”) with the investors identified therein (the “PIPE Investors”), on August 14, 2026, the Company entered into a binding term sheet (the “Term Sheet”) with a fund affiliated with Redmile Group, LLC (“Redmile”), pursuant to which, and subject to the terms and conditions therein, the Company and Redmile agreed to enter into definitive documentation with respect to the ELOC (as defined below) and the Warrant (as defined below) within seven days of the date of the Term Sheet.

In accordance with the Term Sheet, on August 21, 2026, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Redmile Biopharma Investments III, L.P. (“Buyer”), an affiliate of Redmile, pursuant to which, and in accordance with the terms and conditions set forth therein, the Company will be required, subject to the limitations and conditions set forth therein, to sell to Buyer, and Buyer will be obligated to purchase: (i) shares (the “ELOC Common Shares”) of common stock of the Company, par value of $0.001 per share (the “Common Stock”), and (ii) if applicable pursuant to the terms of the Purchase Agreement, shares of non-voting common stock (the “ELOC Non-Voting Shares” and, together with the ELOC Common Shares, the “ELOC Shares”) of the Company to be established prior to the Effective Time (as defined in the Transaction Agreement), which shares will be convertible into shares of Common Stock on a one-for-one basis (the “Non-Voting Common Stock”), with an aggregate purchase price of up to $22,000,000, which amount shall be reduced by the amount, if any, by which the aggregate gross equity proceeds actually funded to the Company in connection with the closing of the issuance and sale of equity securities by the Company pursuant to the PIPE SPA (the “PIPE”) (including any additional equity financings occurring or closing concurrently with or in connection with the PIPE, which, for the avoidance of doubt shall include the Series A Investment Amount (as defined in the Transaction Agreement)) (the “Funded PIPE Amount”) exceeds $103,000,000; provided that, if the Funded PIPE Amount equals or exceeds $125,000,000, the Company shall not be required to sell, and the Buyer shall not be required to purchase, any ELOC Shares pursuant to the Purchase Agreement (the “ELOC”).

The sale of the ELOC Shares by the Company to Buyer under the Purchase Agreement will occur from time to time over the period commencing, subject to satisfaction of certain conditions, on the Commencement Date (as defined in the Purchase Agreement) and terminating on the third anniversary of the Closing Date (as defined in the PIPE SPA) (the “Closing Date”). During such time, the Company will be required, commencing with the first full calendar month following the commencement date under the Purchase Agreement, to direct Buyer to purchase in each calendar month the maximum amount of the ELOC that remains available to be called upon in such calendar month, subject to a limit of $2,000,000 of ELOC Shares in any calendar month and the other limitations and conditions set forth in the Purchase Agreement (including the Exchange Cap and the beneficial ownership limitation described below), pursuant to purchase notices delivered to Buyer under the Purchase Agreement at a purchase price per ELOC Share equal to the lesser of (1) the price per share of Common Stock paid by the PIPE Investors pursuant to the PIPE SPA (the “PIPE Price”) and (2) the Market Price (as defined in the Purchase Agreement), determined as of the date of receipt of the applicable purchase notice, provided that in no event shall the purchase price per ELOC Share be lower than a price equal to a 10% discount to the PIPE Price (the “ELOC Price”).

In addition, pursuant to the Purchase Agreement, the Company agreed to issue to Buyer on the Closing Date a warrant (the “Warrant”) to purchase up to a number of shares of Common Stock and/or Non-Voting Common Stock (the “Warrant Shares”) equal to $5,000,000 divided by the PIPE Price in accordance with the terms set forth therein. The Warrant will be exercisable at any time and from time to time on or after January 1, 2027, and on or prior to 5:00 p.m. (New York City time) on January 1, 2030, at an exercise price per share, determined as of each date of exercise, equal to the lesser of (1) the PIPE Price and (2) the Market Price as of such date of exercise, provided that in no event will the exercise price per share be lower than a price equal to 90% of the PIPE Price. Exercises of the Warrant for shares of Common Stock will be subject to a 9.99% beneficial ownership limitation, above which the Warrant will instead be exercisable for an equal number of shares of Non-Voting Common Stock.

The Purchase Agreement contains representations and warranties of the Company and Buyer that are typical for transactions of this type. The Purchase Agreement also contains covenants on the part of the Company that are typical for transactions of this type. Under the Purchase Agreement, the aggregate number of ELOC Common Shares and shares of Common Stock issuable upon conversion of the ELOC Non-Voting Shares (together with any shares of Common Stock required to be aggregated therewith under applicable Nasdaq rules) may not exceed 19.99% of the Company’s outstanding shares of Common Stock as of the date of the Purchase Agreement, unless stockholder approval is obtained, and the Company has agreed to seek and obtain any approval of its stockholders required under Nasdaq rules for the issuance of shares in excess of such cap. In addition, Buyer may not purchase, and the Company may not issue, shares of Common Stock under the Purchase Agreement to the extent that, after giving effect to such purchase or issuance, Buyer, together with its affiliates, would beneficially own in excess of 9.99% of the outstanding shares of Common Stock; in lieu of any such shares, the Company will issue and sell, and Buyer will purchase, an equal number of ELOC Non-Voting Shares. The Purchase Agreement will terminate automatically upon the earliest of the entire ELOC amount having been purchased, the closing of one or more equity or equity-linked financings by the Company following the PIPE in which the Company receives aggregate gross proceeds at least equal to the ELOC amount then remaining available, the completion of certain change of control transactions, any valid termination of the Transaction Agreement in accordance with its terms and the expiration of the three-year term described above. Upon the execution and delivery of the Purchase Agreement, the Term Sheet automatically terminated in accordance with its terms, other than certain surviving provisions.

On August 21, 2026, in connection with the Purchase Agreement, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with Buyer, requiring the Company to register the resale of the ELOC Common Shares and the shares of Common Stock issuable upon conversion of the ELOC Non-Voting Shares (the “ELOC Conversion Shares”) issued under the Purchase Agreement. Pursuant to the Registration Rights Agreement, the Company will be required to file a registration statement with the SEC within 10 business days of the Closing Date, and to use reasonable best efforts to have such registration statement declared effective within the deadlines set forth in the Registration Rights Agreement.

The foregoing descriptions of the Purchase Agreement, the Warrant and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the Purchase Agreement, the Warrant and the Registration Rights Agreement, the forms of which are filed as Exhibits 10.1, 4.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

To the extent required by this Item, the information included in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

The ELOC Shares, the ELOC Conversion Shares, the Warrant and the Warrant Shares will be issued without registration pursuant to the exemption provided by Section 4(a)(2) of the U.S. Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
4.1	Form of Warrant (included in Exhibit 10.1).
10.1	Form of Securities Purchase Agreement, by and between Skye Bioscience, Inc. and Redmile Biopharma Investments III, L.P.
10.2	Form of Registration Rights Agreement, by and between Skye Bioscience, Inc. and Redmile Biopharma Investments III, L.P. (included in Exhibit 10.1).
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

Important Information and Where to Find It

In connection with the proposed acquisition of Redx Pharma Limited (“Redx”) by Skye Bioscience, Inc. (“Skye” or the “Company”) (the “Transaction”), the Company intends to file with the U.S. Securities and Exchange Commission (the “SEC”) a proxy statement (the “Proxy Statement”), the definitive version of which will be sent or provided to the Company’s stockholders. The Company may also file other documents with the SEC regarding the proposed transaction. This communication is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC or send to its stockholders. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Stockholders may obtain free copies of the Proxy Statement (when it is available) and other documents that are filed or will be filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov or the Company’s website at https://ir.skyebioscience.com/sec-filings/all-sec-filings.

No Offer to Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed Transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or pursuant to an exemption from, or in a transaction not subject to, such registration requirements. The Skye securities to be issued in the proposed Transaction are anticipated to be issued in reliance upon an available exemption from such registration requirements pursuant to Section 3(a)(10) of the Securities Act.

Participants in the Solicitation

Skye and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed Transaction. Information regarding Skye’s directors and executive officers, including a description of their direct or indirect interests, by security holdings or otherwise, is contained in (i) Skye’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the SEC on March 10, 2026, (ii) Skye’s definitive proxy statement for its 2026 annual meeting of stockholders, which was filed with the SEC on April 16, 2026, (iii) Skye’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2026, which was filed with the SEC on May 11, 2026, and (iv) other documents subsequently filed with the SEC from time to time, including the Proxy Statement to be filed by Skye in connection with the proposed Transaction. To the extent holdings of Skye’s securities by its directors or executive officers have changed since the amounts set forth in the filings described in the foregoing, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. These documents (when available) may be obtained free of charge from the website maintained by the SEC at www.sec.gov and the Company’s website at https://ir.skyebioscience.com/sec-filings/all-sec-filings.

Forward Looking Statements

This communication contains certain “forward-looking statements” intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995, as amended, including, but not limited to, statements about the anticipated timing of closing of the Transaction and the timing of the filing of the Proxy Statement for Skye’s special meeting of stockholders in connection with the Transaction; statements related to the amount and timing of purchases of ELOC Shares pursuant to the Purchase Agreement, if any; as well as statements, other than historical facts, that address activities, events or developments that the company intends, expects, projects, believes or anticipates will or may occur in the future. Forward-looking statements include any statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “goal,” “may,” “might,” “plan,” “predict,” “project,” “seek,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions. Forward-looking statements are subject to certain risks, uncertainties or other factors that are difficult to predict and could cause actual events or results to differ materially from those indicated in any such statements due to a number of risks and uncertainties. Those risks and uncertainties that could cause the actual results to differ from expectations contemplated by forward-looking statements include, among other things: consummating the Transaction in the anticipated timeframe, if at all; the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction Agreement, dated as of August 14, 2026, by and between the Company and Redx (the “Transaction Agreement”); uncertainties as to the ability to obtain stockholder approval; the possibility that competing acquisition proposals will be made; the possibility that various closing conditions for the Transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Transaction, or only grant approval subject to adverse conditions or limitations; the effects of the Transaction on relationships with employees, suppliers, other business partners or governmental entities, including the risk that the Transaction adversely affects employee retention; the difficulty of predicting the timing or outcome of regulatory approvals or actions; the impact of competitive products and pricing; the risk that Redx may not realize the potential benefits of the Transaction, including the possibility that the expected benefits from the proposed Transaction will not be realized or will not be realized within the expected time period and that Redx and Skye will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the risks related to disruption of management’s time from ongoing business operations as a result of the Transaction; risks that the Transaction disrupts current plans and operations; changes in Skye’s business during the period between announcement and closing of the Transaction; any legal proceedings and/or regulatory actions that may be instituted related to the Transaction; other business effects, including the effects of industry, economic or political conditions outside of the companies’ control; costs and expenses related to the Transaction; actual or contingent liabilities; the effects of the Transaction, or the announcement thereof, on Skye’s and Redx’s stock price and/or operating results; whether the Company will be successful in maintaining the listing of its Common Stock on Nasdaq and the effects of the Reverse Stock Split; and the other risks and uncertainties discussed in Skye’s periodic reports filed with the SEC, including Skye’s quarterly reports on Form 10-Q and annual reports on Form 10-K. These risks, as well as other risks associated with the Transaction, are more fully discussed in the Proxy Statement to be filed with the SEC in connection with the Transaction. The list of factors presented in the foregoing is not complete and you should not place undue reliance on these statements. Actual results could differ materially from those anticipated in these forward-looking statements. All forward-looking statements are based on information currently available to Skye and Redx, and, except as required by applicable law, Skye and Redx disclaim any obligation to update the information contained in this communication as new information becomes available. All forward-looking statements in this communication or made in connection therewith in writing or orally are qualified in their entirety by this cautionary statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYE BIOSCIENCE, INC.

Dated: August 24, 2026	/s/ Punit Dhillon
Name: Punit Dhillon
Title: Chief Executive Officer